UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                      -------------------------------------

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): October 25, 2004

                        Commission File Number 0-23903

                      -------------------------------------

                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

                      -------------------------------------


                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
      ---------------------------------------        --------
     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

                      -------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement ommunications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

Mr. John K Pennington was elected to the Board of Directors on October 25, 2004. Our Board of Directors now comprises 5 members, 2 of whom are outside independent directors. Mr. Pennington is the Fund Manager of two investment groups that collectively owns 4,128,934 shares of the eAutoclaim's stock (see Amendment No. 1 of Schedule 13D filed on January 13, 2003). Currently, no plans have been made to assign Mr. Pennington to a Committee. Mr. Pennington will be compensated as a Board Member as disclosed in the most recent Form 10-KSB filing.

Mr. Pennington, age 49, is 1) President and sole Director of Kananaskis Alpine Resort, Inc., the General Partner that manages a luxury resort hotel, 2) President and Chairman of North Shore Mercantile Corp., a small public investment holding company, which holds controlling interest in two operating businesses and three hotels, 3) Founder, President and Director of CER Group Funds, an investment company that specializes in illiquid syndicated real estate investments, 4) Founder, President & Director of Advantage Fund G.P. Limited, a General Partner in two technology investment funds, which owns shares in eAutoclaims.

Mr. Pennington has a Bachelor of Arts from Queen's University in Kingston Ontario and a Masters of Business Administration from the University of Western Ontario in London, Ontario.

                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 28, 2004                            eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
                                              ------------------------------

                                         Title: CEO and President
                                              ------------------------------